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                                                                    EXHIBIT 10.4



                          LOAN AND SECURITY AGREEMENT

                            $750,000 EQUIPMENT LINE
                                  PROVIDED BY
                              SILICON VALLEY BANK
                                      TO
                                ORAPHARMA, INC.

                               OCTOBER 10, 1997

     This LOAN AND SECURITY AGREEMENT is entered into as of OCTOBER 10, 1997, by and between SILICON VALLEY BANK, a California-chartered bank with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02181, doing business under the name Silicon Valley East ("Bank"), and ORAPHARMA, INC., a Delaware corporation with its principal place of business at 1200 Route 22 East, Suite 2000, Bridgewater, New Jersey 08807 ("Borrower").

                                   RECITALS
                                   --------

     Borrower wishes to obtain credit from time to time from Bank, and Bank desires to extend credit to Borrower. This Agreement sets forth the terms on which Bank will advance credit to Borrower, and Borrower will repay the amounts owing to Bank.

                                   AGREEMENT
                                   ---------

     The parties agree as follows:

     1.   DEFINITIONS AND CONSTRUCTION
          ----------------------------

          1.1  Definitions. As used in this Agreement, the following terms shall
               -----------
have the following definitions:

               "Affiliate" means, with respect to any Person, any Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, such Person's managers and members.

               "Bank Expenses" means all reasonable costs or expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents; and Bank's reasonable attorneys' fees and expenses incurred in amending, enforcing or defending the Loan Documents, (including fees and expenses of appeal or review, or those incurred in any Insolvency Proceeding) whether or not suit is brought.

               "Borrower's Books" means all of Borrower's books and records including, without limitation: ledgers; records concerning Borrower's assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

               "Business Day" means any day that is not a Saturday, Sunday, or other day on which banks in the State of California are authorized or required to close.

               "Closing Date" means the date of this Agreement.

               "Code" means the Massachusetts Uniform Commercial Code.

               "Collateral" means the property described on Exhibit A attached
                                                            ---------
hereto.

               "Committed Equipment Line" means a credit extension of up to SEVEN HUNDRED FIFTY AND NO/100THS Dollars ($750,000).

               "Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement

































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designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term "Contingent Obligation" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

               "Credit Extension" means each Equipment Advance or any other extension of credit by Bank for the benefit of Borrower hereunder.

               "Current Assets" means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current assets on the consolidated balance sheet of Borrower and its Subsidiaries as at such date.

               "Current Liabilities" means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current liabilities on the consolidated balance sheet of Borrower and its Subsidiaries, as at such date, plus, to the extent not already included therein, all outstanding Credit Extensions made under this Agreement, including all indebtedness that is payable upon demand or within one year from the date of determination thereof unless such indebtedness is renewable or extendable at the option of Borrower (or any Subsidiary, if any) to a date more than one year from the date of determination, but excluding Subordinated Debt.

               "Equipment" means all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

               "Equipment Advance" has the meaning set forth in Section 2.1.1.

               "Equipment Availability End Date" has the meaning set forth in
Section 2.1.1.

               "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

               "GAAP" means generally accepted accounting principles as in effect in the United States from time to time.

               "Indebtedness" means (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations and (d) all Contingent Obligations.

               "Insolvency Proceeding" means any proceeding commenced by or against any person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

               "Inventory" means all present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or at any time hereafter owned by or in the custody or possession, actual or constructive, of Borrower, including such inventory as is temporarily out of its custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above.

               "Investment" means any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

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               "IRC" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

               "Lien" means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

               "Loan Documents" means, collectively, this Agreement, any note or notes executed by Borrower, and any other present or future agreement entered into between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated from time to time.

               "Material Adverse Effect" means a material adverse effect on (i) the business operations or condition (financial or otherwise) of Borrower and its Subsidiaries taken as a whole or (ii) the ability of Borrower to repay the Obligations or otherwise perform its obligations under the Loan Documents.

               "Maturity Date" means October 9, 2002.

               "Obligations" means all debt, principal, interest, Bank Expenses and other amounts owed to Bank by Borrower pursuant to this Agreement or any other agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from Borrower to others that Bank may have obtained by assignment or otherwise.

               "Payment Date" means the NINTH (9th) calendar day of each month commencing on the first such date after the Closing Date and ending on the Maturity Date.

               "Permitted Indebtedness" means:

               (a) Indebtedness of Borrower in favor of Bank arising under this Agreement or any other Loan Document;

               (b) Indebtedness existing on the Closing Date and disclosed in the Schedule;

               (c) Subordinated Debt;

               (d) Indebtedness to trade creditors incurred in the ordinary course of business; and

               (e) Indebtedness secured by Permitted Liens; provided, however,
                                                            -----------------
that indebtedness arising pursuant to liens described in paragraphs (c) and (d) of the definition of Permitted Liens shall not exceed SEVENTY FIVE THOUSAND AND NO/100THS Dollars ($75,000) at any time.

               "Permitted Investment" means:

               (a) Investments existing on the Closing Date disclosed in the Schedule; and

               (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof, (ii) commercial paper maturing no more than one (1) year from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and (iii) certificates of deposit maturing no more than one (1) year from the date of investment therein issued by Bank.

               "Permitted Liens" means the following:

               (a) Any Liens existing on the Closing Date and disclosed in the Schedule or arising under this Agreement or the other Loan Documents;

          (b) Liens for taxes, fees, assessments or other governmental charges or levies, provided, either (i) the same have no priority over any of Bank's security interests, (ii) are not delinquent or (iii) are being contested in good faith by appropriate proceedings and as to which adequate reserves are maintained on Borrower's Books in accordance with GAAP;

          (c) Liens (i) upon or in any Equipment acquired or held by Borrower or any of its Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition of such Equipment, or (ii) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so
             --------
acquired and improvements thereon, and the proceeds of such equipment;

          (d) Liens on Equipment leased by Borrower (or any Subsidiary, if any) pursuant to an operating lease in the ordinary course of business (including proceeds thereof and accessions thereto) incurred solely for the purpose of financing the lease of such Equipment (including Liens pursuant to leases permitted pursuant to Section 7.1 and Liens arising from UCC financing statements regarding leases permitted by this Agreement).

          (e) Liens for mechanics, workmen, materialmen, laborers or other similar liens arising in the ordinary course of business with respect to obligations that are not yet due and as to which adequate reserves are maintained on Borrower's Books in accordance with GAAP.

          (f) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (c) above, provided that any extension, renewal or
                               --------
replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

          (f) Statutory inchoate liens in connection with workmen's compensation, unemployment insurance or other social security obligations;

          (g) Liens arising from judgments in circumstances not constituting an event of default under Section 8.8.

          "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

          "Prime Rate" means the variable rate of interest, per annum, most recently announced by Bank, as its "prime rate," whether or not such announced rate is the lowest rate available from Bank.

          "Quick Assets" means, as of any applicable date, the consolidated cash, cash equivalents, accounts receivable and investments with maturities of fewer than 90 days of Borrower determined in accordance with GAAP.

          "Responsible Officer" means each of the Chief Executive Officer, the President, the Chief Financial Officer and the Controller of Borrower.

          "Schedule" means the schedule of exceptions attached hereto, if any.

          "Subordinated Debt" means any debt incurred by Borrower that is subordinated to the debt owing by Borrower to Bank on terms acceptable to Bank (and identified as being such by Borrower and Bank).

          "Subsidiary" means with respect to any Person, corporation, partnership, company association, joint venture, or any other business entity of which more than fifty percent (50%) of the voting stock or other equity interests is owned or controlled, directly or indirectly, by such Person or one or more Affiliates of such Person.

               "Tangible Net Worth" means as of any applicable date, the consolidated total assets of Borrower and its Subsidiaries minus, without
                                                           -----
duplication, (i) the sum of any amounts attributable to (a) goodwill, (b) intangible items such as unamortized debt discount and expense, patents, trade and service marks and names, copyrights and research and development expenses except prepaid expenses, and (c) all reserves not already deducted from assets, and (ii) Total Liabilities.
---
               "Total Liabilities" means as of any applicable date, any date as of which the amount thereof shall be determined, all obligations that should, in accordance with GAAP be classified as liabilities on the consolidated balance sheet of Borrower, including in any event all Indebtedness, but specifically excluding Subordinated Debt.

          1.2  Accounting and Other Terms. All accounting terms not specifically
               --------------------------
defined herein shall be construed in accordance with GAAP and all calculations and determinations made hereunder shall be made in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. The terms "including"/"includes" shall always be read as meaning "including (or includes) without limitation", when used herein or in any other Loan Document.

     2.   LOAN AND TERMS OF PAYMENT
          -------------------------

          2.1  Credit Extensions. Borrower promises to pay to the order of Bank,
               -----------------
in lawful money of the United States of America, the aggregate unpaid principal amount of all Credit Extensions made by Bank to Borrower hereunder. Borrower shall also pay interest on the unpaid principal amount of such Credit Extensions at rates in accordance with the terms hereof.

               2.1.1     Equipment Advances.
                         ------------------

                         (a) Subject to and upon the terms and conditions of
this Agreement, at any time from the date hereof through OCTOBER 9, 1998 (the "Equipment Availability End Date"), Bank agrees to make advances (each an "Equipment Advance" and collectively, the "Equipment Advances") to Borrower in an aggregate outstanding amount not to exceed the Committed Equipment Line. To evidence the Equipment Advance or Equipment Advances, Borrower shall deliver to Bank, at the time of each Equipment Advance request, an invoice for the equipment to be purchased or financed. The Equipment Advances shall be used only to purchase or finance Equipment purchased after June 30, 1997 and shall not exceed ONE HUNDRED Percent (100%) of the invoice amount of such equipment approved from time to time by Bank, excluding taxes, shipping, warranty charges, freight discounts and installation expense. Software may, however, constitute up to FIFTEEN percent (15%) of aggregate Equipment Advances. Tenant improvements may constitute no more than THIRTY FIVE percent (35%) of aggregate Equipment Advances.

                         (b) Interest shall accrue from the date of each
Equipment Advance at the rate specified in Section 2.2(a), and shall be payable monthly for each month through the month in which the Equipment Availability End Date falls. Any Equipment Advances that are outstanding on December 31, 1997 will be payable in FORTY EIGHT (48) equal monthly installments of principal, plus all accrued interest, beginning on January 9, 1998 and ending on December 9, 2001. Any Equipment Advances made after December 31, 1997 that are outstanding on March 31, 1998 will be payable in FORTY EIGHT (48) equal monthly installments of principal, plus all accrued interest, beginning on April 9, 1998 and ending on March 9, 2002. Any Equipment Advances made after March 31, 1998 that are outstanding on June 30, 1998 will be payable in FORTY EIGHT (48) equal monthly installments of principal, plus all accrued interest, beginning on July 9, 1998 and ending on June 9, 2002. Any Equipment Advances made after June 30, 1998 that are outstanding on October 9, 1998 will be payable in FORTY EIGHT (48) equal monthly installments of principal, plus all accrued interest, beginning on November 9, 1998 and ending on October 9, 2002. Equipment Advances, once repaid, may not be reborrowed.

                         (c) When Borrower desires to obtain an Equipment
Advance, Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Pacific time one
(1) Business Day before the day on which the Equipment Advance is to be made. Such notice shall be substantially in the form of Exhibit B. The notice shall be signed by a Responsible Officer or its designee and include a copy of the invoice(s) for the Equipment to be financed.

          2.2  Interest Rates, Payments, and Calculations.
               ------------------------------------------

               (a)  Interest Rate. Except as set forth in Section 2.2(b), any
                    -------------
Equipment Advances shall bear interest, on the average daily balance thereof, at a per annum rate equal to ONE (1.0) percentage point above the Prime Rate.

               (b)  Default Rate. All Obligations shall bear interest, from and
                    ------------
after the occurrence of an Event of Default, at a rate equal to five (5) percentage points above the interest rate applicable immediately prior to the occurrence of the Event of Default.

               (c)  Payments. Interest hereunder shall be due and payable on
                    --------
each Payment Date. Borrower hereby authorizes Bank to debit any accounts with Bank, including, without limitation, Account Number ______________ for payments of principal and interest due on the Obligations and any other amounts owing by Borrower to Bank. Bank will notify Borrower of all debits which Bank has made against Borrower's accounts. Any such debits against Borrower's accounts in no way shall be deemed a set-off. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder.

               (d)  Computation. In the event the Prime Rate is changed from
                    -----------
time to time hereafter, the applicable rate of interest hereunder shall be increased or decreased effective as of 12:01 a.m. on the day the Prime Rate is changed, by an amount equal to such change in the Prime Rate. All interest chargeable under the Loan Documents shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

          2.3  Crediting Payments. Prior to the occurrence of an Event of
               ------------------
Default, Bank shall credit a wire transfer of funds, check or other item of payment to such deposit account or Obligation as Borrower specifies. After the occurrence of an Event of Default, the receipt by Bank of any wire transfer of funds, check, or other item of payment, whether directed to Borrower's deposit account with Bank or to the Obligations or otherwise, shall be immediately applied to conditionally reduce Obligations, but shall not be considered a payment in respect of the Obligations unless such payment is of immediately available federal funds or unless and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein, any wire transfer or payment received by Bank after 12.00 noon Pacific time shall be deemed to have been received by Bank as of the opening of business on the immediately following Business Day. Whenever any payment to Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a date that is not a Business Day, such payment shall instead be due on the next Business Day, and additional fees or interest, as the case may be, shall accrue and be payable for the period of such extension.

          2.4  Fees. Borrower shall pay to Bank the following:
               ----

               (a)  Facility Fee. A Facility Fee equal to THREE THOUSAND TWO
                    ------------
HUNDRED FIFTY Dollars ($3,250), which fee shall be due on the Closing Date and shall be fully earned and nonrefundable;

               (b)  Financial Examination and Appraisal Fees. Bank's customary
                    ----------------------------------------
fees and out-of-pocket expenses for Bank's audits of Borrower's Accounts, and for each appraisal of Collateral and financial analysis and examination of Borrower performed from time to time, but no more than two (2) times each calendar year unless an Event of Default has occurred and is continuing, by Bank or its agents;

               (c)  Bank Expenses. Upon demand from Bank, including, without
                    -------------
limitation, upon the date hereof, all Bank Expenses incurred through the date hereof, including reasonable attorneys' fees and expenses, and, after the date hereof, all Bank Expenses, including reasonable attorneys' fees and expenses, as and when they become due.

          2.5  Additional Costs. In case any law, regulation, treaty or official
               ----------------
directive or the interpretation or application thereof by any court or any governmental authority charged with the administration thereof or the compliance with any guideline or request of any central bank or other governmental authority (whether or not having the force of law):

               (a) subjects Bank to any tax with respect to payments of principal or interest or any other amounts payable hereunder by Borrower or otherwise with respect to the transactions contemplated hereby (except for taxes on the overall net income of Bank imposed by the United States of America or any political subdivision thereof);

               (b) imposes, modifies or deems applicable any deposit insurance, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or loans by, Bank; or

               (c) imposes upon Bank any other condition with respect to its performance under this Agreement,

and the result of any of the foregoing is to increase the cost to Bank, reduce the income receivable by Bank or impose any expense upon Bank with respect to any loans, Bank shall notify Borrower thereof. Borrower agrees to pay to Bank the amount of such increase in cost, reduction in income or additional expense as and when such cost, reduction or expense is incurred or determined, upon presentation by Bank of a statement of the amount and setting forth Bank's calculation thereof, all in reasonable detail, which statement shall be deemed true and correct absent manifest error.

          2.6  Term. Except as otherwise set forth herein, this Agreement shall
               ----
become effective on the Closing Date and, subject to Section 12.7, shall continue in full force and effect for a term ending on October 9, 2002. Notwithstanding the foregoing, Bank shall have the right to terminate its obligation to make Credit Extensions under this Agreement immediately and without notice upon the occurrence and during the continuance of an Event of Default. Notwithstanding termination of this Agreement, Bank's lien on the Collateral shall remain in effect for so long as any Obligations are outstanding.

     3.   CONDITIONS OF LOANS
          -------------------

          3.1  Conditions Precedent to Initial Credit Extension. The obligation
               ------------------------------------------------
of Bank to make the initial Credit Extension is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

               (a) this Agreement and the Equipment Line Promissory Note each duly executed by Borrower;

               (b) a certificate of the Secretary of Borrower with respect to charter, bylaws, incumbency and resolutions authorizing the execution and delivery of this Agreement;

               (c)  financing statements (Forms UCC-1);

               (d)  insurance certificate;

               (e)  payment of the fees and Bank Expenses then due specified in
Section 2.4 hereof;

               (f)  Certificate of Foreign Qualification (if applicable);

               (g) Quarterly P&L and Cash Flow forecasts for the two fiscal years following the Closing Date;

               (h) a Borrower prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the month immediately prior to such initial Credit Extension, in a form and certified by an officer of Borrower reasonably acceptable to Bank; and

               (i) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

          3.2  Conditions Precedent to all Credit Extensions. The obligation of
               ---------------------------------------------
Bank to make each Credit Extension, including the initial Credit Extension, is further subject to the following conditions:

               (a) timely receipt by Bank of the Payment/Advance Form as provided in Section 2.1; and

               (b) the representations and warranties contained in Section 5 shall be true and correct in all material respects on and as of the date of such Payment/Advance Form and on the effective date of each Credit Extension as though made at and as of each such date, and no Event of Default shall have occurred and be continuing, or would result from such Credit Extension. The making of each Credit Extension shall be deemed to be a representation and warranty by Borrower on the date of such Credit Extension as to the accuracy of the facts referred to in this Section 3.2(b).

     4.   CREATION OF SECURITY INTEREST
          -----------------------------

          4.1  Grant of Security Interest. Borrower grants and pledges to Bank
               --------------------------
a continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt payment of any and all Obligations and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. Except as set forth in the Schedule, such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in Collateral acquired after the date hereof. Notwithstanding termination of this Agreement, Bank's Lien on the Collateral shall remain in effect for so long as any Obligations are outstanding.

          4.2  Delivery of Additional Documentation Required. Borrower shall
               ---------------------------------------------
from time to time execute and deliver to Bank, at the request of Bank, all financing statements and other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue perfected Bank's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents.

          4.3  Right to Inspect. Bank (through any of its officers, employees,
               ----------------
or agents) shall have the right, upon reasonable prior notice, from time to time during Borrower's usual business hours, to inspect Borrower's Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrower's financial condition or the amount, condition of, or any other matter relating to, the Collateral.

     5.   REPRESENTATIONS AND WARRANTIES
          ------------------------------

          Borrower represents and warrants as follows:

          5.1  Due Organization and Qualification. Borrower (and each
               ----------------------------------
Subsidiary, if any) is a corporation duly existing and in good standing under the laws of its state of incorporation and qualified and licensed to do business in, and is in good standing in, any state in which the conduct of its business or its ownership of property requires that it be so qualified, except where the failure to be so qualified would not have a Material Adverse Effect.

          5.2  Due Authorization; No Conflict. The execution, delivery, and
               ------------------------------
performance of the Loan Documents are within Borrower's powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Borrower's Certificate of Incorporation or Bylaws, nor will they constitute an event of default under any material agreement to which Borrower is a party or by which Borrower is bound.

Borrower is not in default under any agreement to which it is a party or by which it is bound, which default could have a Material Adverse Effect.

          5.3  No Prior Encumbrances.  Borrower has good and indefeasible title
               ---------------------
to the Collateral, free and clear of Liens, except for Permitted Liens.

          5.4  Name; Location of Chief Executive Office.  Except as disclosed
               ----------------------------------------
in the Schedule, Borrower has not done business and will not without at least thirty (30) days prior written notice to Bank do business under any name other than that specified on the signature page hereof. The chief executive office of Borrower is located at the address indicated in Section 10 hereof.

          5.5  Litigation.  Except as set forth in the Schedule, there are no
               ----------
actions or proceedings pending, or, to Borrower's knowledge, threatened by or against Borrower (or any Subsidiary, if any) before any court or administrative agency in which an adverse decision could have a Material Adverse Effect or a material adverse effect on Borrower's interest or Bank's security interest in the Collateral.

          5.6  No Material Adverse Change in Financial Statements.  All
               --------------------------------------------------
consolidated financial statements related to Borrower (and any Subsidiary, if any) that have been delivered by Borrower to Bank fairly present in all material respects Borrower's consolidated financial condition as of the date thereof and Borrower's consolidated results of operations for the period then ended. There has not been a material adverse change in the consolidated financial condition of Borrower since the date of the most recent of such financial statements submitted to Bank on or about the Closing Date.

          5.7  Solvency.  The fair saleable value of Borrower's assets
               --------
(including goodwill minus disposition costs) exceeds the fair value of its liabilities; and Borrower is able to pay its debts (including trade debts) as they mature.

          5.8  Regulatory Compliance.  Borrower (and each Subsidiary, if any)
               ---------------------
has met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from Borrower's failure to comply with ERISA that is reasonably likely to result in Borrower's incurring any liability that could have a Material Adverse Effect. Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System). Borrower has complied with all the provisions of the Federal Fair Labor Standards Act, except to the extent a failure to comply will not have a Material Adverse Effect. Borrower has not violated any statutes, laws, ordinances or rules applicable to it, violation of which could have a Material Adverse Effect.

          5.9  Environmental Condition. None of Borrower's (or any Subsidiary's,
               -----------------------
if any) properties or assets has ever been used by Borrower (or any Subsidiary, if any) or, to the best of Borrower's knowledge, by previous owners or operators, in the disposal of, or to produce, store, handle, treat, release, or transport, any hazardous waste or hazardous substance other than in accordance with applicable law; to the best of Borrower's knowledge, none of Borrower's properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a hazardous waste or hazardous substance disposal site, or a candidate for closure pursuant to any environmental protection statute; no lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned by Borrower or any Subsidiary; and Borrower (and any Subsidiary, if any) has not received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal, state or other governmental agency concerning any action or omission by Borrower (or any Subsidiary, if any) resulting in the release, or other disposition of hazardous waste or hazardous substances into the environment.

          5.10 Taxes.  Borrower (and each Subsidiary, if any) has filed or
               -----
caused to be filed all tax returns required to be filed on a timely basis, subject to applicable extensions duly filed for, and has paid, or has made adequate provision for the payment of, all taxes reflected therein.

          5.11 Subsidiaries. Borrower does not own any stock, partnership
               ------------
interest or other equity securities of any Person, except for Permitted Investments.

          5.12 Government Consents. Borrower (and each Subsidiary, if any) has
               -------------------
obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of Borrower's business as currently conducted, except where the failure to do so would not have a Material Adverse Effect.

          5.13 Full Disclosure. No representation, warranty or other statement
               ---------------
made by Borrower in any certificate or written statement furnished to Bank contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading.

     6.   AFFIRMATIVE COVENANTS
          ---------------------

          Borrower covenants and agrees that, until payment in full of all outstanding Obligations, and for so long as Bank may have any commitment to make a Credit Extension hereunder, Borrower shall do all of the following:

          6.1  Good Standing. Borrower shall maintain its and each of its
               -------------
Subsidiaries' corporate existence and good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could have a Material Adverse Effect. Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, to the extent consistent with prudent management of Borrower's business, in force all licenses, approvals and agreements, the loss of which could have a Material Adverse Effect.

          6.2  Government Compliance. Borrower shall meet, and shall cause
               ---------------------
each Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. Borrower shall comply, and shall cause each Subsidiary to comply, with statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral.

          6.3  Financial Statements, Reports, Certificates. Borrower shall
               -------------------------------------------
deliver to Bank:

               (a) as soon as available, but in any event within thirty (30) days after the end of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during such period, in a form and certified by an officer of Borrower reasonably acceptable to Bank;

               (b) as soon as available, but in any event within ninety (90) days after the end of Borrower's fiscal year, audited consolidated financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an unqualified opinion on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank;

               (c) within five (5) days of filing with any governmental regulatory authority, copies of all statements, reports and notices filed with any such authority and sent or made available generally by Borrower to its security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission.

               (d) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against Borrower (or any Subsidiary, if any) that Borrower reasonably believes could result in damages or costs to Borrower (or any Subsidiary, if any) of Seventy Five Thousand Dollars ($75,000) or more;

               (e) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time.

          (f) within thirty (30) days after the last day of each month quarter, with the monthly quarterly financial statements, a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto.
                                                      ---------

     6.4  Inventory; Returns. Borrower shall keep all inventory in good and
          ------------------
marketable condition, free from all material defects. Returns and allowances, if any, as between Borrower and its account debtors shall be on the same basis and in accordance with the usual customary practices of Borrower, as they exist from time to time. Borrower shall promptly notify Bank of all returns and recoveries and of all disputes and claims, where the return, recovery, dispute or claim involves more than Fifty Thousand Dollars ($50,000).

     6.5  Taxes. Borrower shall make, and shall cause each Subsidiary to make,
          -----
due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law, subject to applicable extensions duly filed for, and will execute and deliver to Bank, on demand, appropriate certificates attesting to the payment or deposit thereof, and Borrower will make, and will cause each Subsidiary to make, timely payment or deposit of all material tax payments and withholding taxes required of it by applicable laws, including, but not limited to, those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Bank with proof satisfactory to Bank indicating that Borrower or a Subsidiary has made such payments or deposits; provided that Borrower or a Subsidiary need not make any payment if the amount or validity of such payment is (i) contested in good faith by appropriate proceedings, (ii) is reserved against (to the extent required by GAAP) by Borrower and (iii) no lien other than a Permitted Lien results.

     6.6  Insurance.
          ---------

          (a) Borrower, at its expense, shall keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the locations where Borrower's business is conducted on the date hereof. Borrower shall also maintain insurance relating to Borrower's ownership and use of the Collateral in amounts and of a type that are customary to businesses similar to Borrower's.

          (b) All such policies of insurance shall be in such form, with such companies, and in such amounts as are reasonably satisfactory to Bank. All such policies of property insurance shall contain a lender's loss payable endorsement, in a form satisfactory to Bank, showing Bank as an additional loss payee thereof and all liability insurance policies shall show the Bank as an additional insured, and shall specify that the insurer must give at least twenty
(20) days notice to Bank before canceling its policy for any reason. At Bank's request, Borrower shall deliver to Bank certified copies of such policies of insurance and evidence of the payments of all premiums therefor. All proceeds payable under any such policy shall, at the option of Bank, be payable to Bank to be applied on account of the Obligations.

     6.7  Principal Depository.  Borrower shall maintain its principal
          --------------------
depository and operating accounts with Bank.

     6.8  Tangible Net Worth. Borrower shall maintain, as of the last day of
          ------------------
each calendar month, a Tangible Net Worth Ratio of at least 2.0:1.0. Tangible Net Worth Ratio is defined as the ratio of Tangible New Worth over the total outstanding Equipment Advances pursuant to this Agreement.

     6.9  Liquidity.  Borrower shall maintain, as of the last calendar day of
          ---------
each month, a Liquidity Ratio of at least 2.0:1.0. Liquidity Ratio is defined as the ratio of cash on hand (and cash equivalents) over the total outstanding Equipment Advances pursuant to this Agreement.

     6.10 Further Assurances.  At any time and from time to time Borrower shall
          ------------------
execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.

     7.   NEGATIVE COVENANTS
          ------------------

          Borrower covenants and agrees that, so long as any Credit Extension hereunder shall be available and until payment in full of the outstanding Obligations or for so long as Bank may have any commitment to make any Advances, Borrower will not do any of the following:

          7.1  Dispositions. Convey, sell, lease, transfer or otherwise dispose
               ------------
of (collectively, a "Transfer"), (or permit any of its Subsidiaries, if any, to Transfer), all or any part of its business or property, other than Transfers:
(i) of inventory in the ordinary course of business, (ii) of licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business, provided that within 30 days after the end of each calendar quarter Borrower shall provide Bank with a report of exclusive licenses granted during that calendar quarter just ended, (iii) that constitute payment of normal and usual operating expenses in the ordinary course of business, or (iv) of worn-out or obsolete Equipment.

          7.2  Changes in Business, Ownership, or Management, Business
               -------------------------------------------------------
Locations. Engage in any business, or permit any of its Subsidiaries to engage
---------
in any business, other than the businesses currently engaged in by Borrower and any business substantially similar or related thereto (or incidental thereto), or suffer a change in Borrower's ownership or management without the prior written consent of Bank, which consent shall not be unreasonably withheld. Borrower will not, without at least thirty (30) days prior written notification to Bank, relocate its chief executive office or add any new offices or business locations.

          7.3  Mergers or Acquisitions. Merge or consolidate, or permit any of
               -----------------------
its Subsidiaries to merge or consolidate, with or into any other business organization, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person.

          7.4  Indebtedness. Create, incur, assume or be or remain liable with
               ------------
respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness.

          7.5  Encumbrances. Create, incur, assume or suffer to exist any Lien
               ------------
with respect to any of the collateral, or assign or otherwise convey any right to the Collateral (or permit any of its Subsidiaries, if any, so to do), except for Permitted Liens.

          7.6  Distributions. Pay any dividends or make any other distribution
               -------------
or payment on account of or in redemption, retirement or purchase of any capital stock.

          7.7  Investments. Directly or indirectly acquire or own, or make any
               -----------
Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments.

          7.8  Transactions with Affiliates. Directly or indirectly enter into
               ----------------------------
or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated Person.

          7.9  Subordinated Debt. Make any payment in respect of any
               -----------------
Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt, or amend any provision contained in any documentation relating to the Subordinated Debt without Bank's prior written consent.

          7.10 Collateral. Store the Collateral with a bailee, warehouseman, or
               ----------
similar party unless Bank has received a pledge of any warehouse receipt covering such Collateral. Except for Collateral sold in the ordinary course of business and except for such other locations as Bank may approve in writing, Borrower shall keep the Collateral only at the location set forth in Section 10 hereof and such other locations of which Borrower gives Bank prior written notice and as to which Borrower signs and files a financing statement where needed to perfect Bank's security interest.

               7.11 Compliance. Become an "investment company" or a company
                    ----------
controlled by an "investment company," within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Advance for such purpose; fail to meet the minimum funding requirements of ERISA; permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur, fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, which violation could have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral; or permit any of its Subsidiaries to do any of the foregoing.

          8.   EVENTS OF DEFAULT
               -----------------

               Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement:

               8.1  Payment Default. If Borrower fails to pay, when due, any of
                    ---------------
the Obligations.

               8.2  Covenant Default.
                    ----------------

                    (a) If Borrower fails to perform any obligation under Sections 6.3, 6.6, 6.7, 6.8 or 6.9 or violates any of the covenants contained in
Article 7 of this Agreement, or

                    (b) If Borrower fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and Bank and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within ten (10) days after the occurrence thereof, provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default (provided that no Advances will be required to be made during such cure period);

               8.3  Material Adverse Change. If there (i) occurs a material
                    -----------------------
adverse change in the business, operations, or condition (financial or otherwise) of the Borrower, or (ii) is a material impairment of the prospect of repayment of any portion of the Obligations, or (iii) is a material impairment of the value or priority of Bank's security interests in the Collateral;

               8.4  Attachment. If any material portion of Borrower's assets is
                    ----------
attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten (10) days, or if Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrower's assets, or if a notice of lien, levy, or assessment if filed or record with respect to any of Borrower's assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within thirty (30) days after Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrower (provided that no Credit Extensions will be required to be made during such cure period);

               8.5  Insolvency. If Borrower becomes insolvent, or if an
                    ----------
Insolvency Proceeding is commenced by Borrower, or if an Insolvency Proceeding is commenced against Borrower and is not dismissed or stayed within 30 days (provided that no Credit Extensions will be made prior to the dismissal of such Insolvency Proceeding);

          8.6  Other Agreements. If there is a default in any agreement to which
               ----------------
Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any indebtedness in an amount in excess of One Hundred Thousand Dollars ($100,000) or that could have a Material Adverse Effect;

          8.7  Subordinated Debt. If Borrower makes any payment on account of
               -----------------
Subordinated Debt, except to the extent such payment is allowed under any subordination agreement entered into with Bank;

          8.8  Judgments. If a judgment or judgments for the payment of money
               ---------
in an amount, individually or in the aggregate, of at least Fifty Thousand Dollars ($50,000) shall be rendered against Borrower and shall remain unsatisfied, unappealed or unstayed for a period of thirty (30) days (provided that no Credit Extensions will be made prior to the satisfaction or stay of such judgment); or

          8.9  Misrepresentations. If any material misrepresentation or material
               ------------------
misstatement exists now or hereafter in any warranty or representation set forth herein or in any certificate or writing delivered to Bank by Borrower or any Person acting on Borrower's behalf pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document.

     9.   BANK'S RIGHTS AND REMEDIES
          --------------------------

          9.1  Rights and Remedies. Upon the occurrence and during the
               -------------------
continuance of an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower;

               (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 8.5 all Obligations shall become immediately due and payable without any action by Bank);

               (b) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement or under any other agreement between Borrower and Bank;

               (c) Without notice to or demand upon Borrower, make such payments and do such acts as Bank considers necessary or reasonable to protect its security interest in the Collateral. Borrower agrees to assemble the Collateral if Bank so requires, and to make the Collateral available to Bank as Bank may designate. Borrower authorizes Bank to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest or compromise any encumbrance, charge, or lien which in Bank's determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of Borrower's premises, Borrower hereby grants Bank a license to enter such premises and to occupy the same, without charge in order to exercise any of Bank's rights or remedies provided herein, at law, in equity, or otherwise;

               (d) Without notice to Borrower set off and apply to the Obligations any and all (i) balances and deposits of Borrower held by Bank, or
(ii) indebtedness at any time owing to or for the credit or the account of Borrower held by Bank;

               (e) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Bank is hereby granted a non-exclusive, royalty-free license or other right, solely pursuant to the provisions of this Section 9.1, to use, without charge, Borrower's labels, patents, copyrights, mask works, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this Section 9.1, Borrower's rights under all licenses and all franchise agreements shall inure to Bank's benefit;

               (f) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as Bank determines is commercially reasonable, and apply the proceeds thereof to the Obligations in whatever manner or order it deems appropriate;

               (g) Bank may credit bid and purchase at any public sale, or at any private sale as permitted by law; and

               (h) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrower.

          9.2  Power of Attorney. Effective only upon the occurrence and during
               -----------------
the continuance of an Event of Default, Borrower hereby irrevocably appoints Bank (and any of Bank's designated officers, or employees) as Borrower's true and lawful attorney to: (a) make, settle, and adjust all claims under and decisions with respect to Borrower's policies of insurance as they relate to the Collateral; and (b) to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Borrower where permitted by law provided Bank may exercise such power of attorney to sign the name of Borrower on any of the documents described in Section 4.2 regardless of whether an Event of Default has occurred. The appointment of Bank as Borrower's attorney in fact, and each and every one of Bank's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and Bank's obligation to provide advances hereunder is terminated.

          9.3  Bank Expenses. If Borrower fails to pay any amounts or furnish
               -------------
any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Bank may do any or all of the following: (a) make payment of the same or any part thereof; (b) set up such reserves under the Committed Equipment Line as Bank deems necessary to protect Bank from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in Section 6.6 of this Agreement, and take any action with respect to such policies as Bank deems prudent. Any amounts so paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Bank shall not constitute an agreement by Bank to make similar payments in the future or a waiver by Bank of any Event of Default under this Agreement.

          9.4  Bank's Liability for Collateral. So long as Bank complies with
               -------------------------------
reasonable banking practices, Bank shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other person whomsoever. All risk of loss, damage or destruction of the Collateral shall be borne by Borrower.

          9.5  Remedies Cumulative. Bank's rights and remedies under this
               -------------------
Agreement, the Loan Documents, and all other agreements shall be cumulative. Bank shall have all other rights and remedies not expressly set forth herein as provided under the Code, by law, or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on Borrower's part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election, or acquiescence by it. No waiver by Bank shall be effective unless made in a written document signed on behalf of Bank and then shall be effective only in the specific instance and for the specific purpose for which it was given.

          9.6  Demand; Protest. Borrower waives demand, protest, notice of
               ---------------
protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Bank on which Borrower may in any way be liable.

     10.  NOTICES
          -------

          Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile to Borrower or to Bank, as the case may be, at its addresses set forth below, provided, however, that the effectiveness of any of the provisions of this Agreement shall not require notice to Borrower's legal counsel:

     If to Borrower      OraPharma, Inc.
                         1200 Route 22 East, Suite 2000
                         Bridgewater, New Jersey 08807
                         Attn: James A. Ratigan, VP, CFO
                         FAX: (908)253-9508

     With a copy to:     Sills Cummis Zuckerman, et al.
                         One Riverfront Plaza
                         Newark, NJ 07102
                         ATTN: Ira A. Rosenberg, Esq.
                         FAX: (973)643-6500

     If to Bank          Silicon Valley Bank
                         40 William Street
                         Wellesley, MA 02181
                         Attn: Joan Parsons
                         FAX: 617-431-9906

The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

     11.  CHOICE OF LAW AND VENUE
          -----------------------

     The laws of the Commonwealth of Massachusetts shall apply to this Agreement. BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON BANK CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, BORROWER ACCEPTS JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA. BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

     12.  GENERAL PROVISIONS
          ------------------

          12.1   Successors and Assigns. This Agreement shall bind and inure to
                 ----------------------
the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder
         --------  -------
may be assigned by Borrower without Bank's prior written consent, which consent may be granted or withheld in Bank's sole discretion. Bank shall have the right without the consent of or notice to Borrower to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits hereunder.

          12.2   Indemnification. Borrower shall indemnify, defend; protect and
                 ---------------
hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with, resulting from or arising out of any action, inaction or status of Borrower; and (b) all losses or Bank Expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following, or consequential to transactions between Bank and Borrower whether under the Loan Documents, or otherwise (including without limitation reasonable attorneys fees and expenses), except for losses or Bank Expenses caused by Bank's gross negligence or willful misconduct.

          12.3   Time of Essence. Time is of the essence for the performance of
                 ---------------
all obligations set forth in this Agreement.

          12.4   Severability of Provisions. Each provision of this Agreement
                 --------------------------
shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

          12.5   Amendments in Writing, Integration. This Agreement cannot be
                 ----------------------------------
amended or terminated except by a writing signed by Borrower and Bank. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement, if any, are merged into this Agreement and the Loan Documents.

          12.6   Counterparts. This Agreement may be executed in any number of
                 ------------
counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

          12.7   Survival. All covenants, representations and warranties made in
                 --------
this Agreement shall continue in full force and effect so long as any Obligations remain outstanding. The obligations of Borrower to indemnify Bank with respect to the expenses, damages, losses, costs and liabilities described in Section 12.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run; provided that so long as the Obligations have been satisfied, and Bank has no commitment to make any Credit Extensions or to make any other loans to Borrower, Bank shall release all security interests granted hereunder and redeliver all Collateral held by it in accordance with applicable law.

          12.8   Effectiveness. This Agreement shall become effective only when
                 -------------
it shall have been executed by Borrower and Bank (provided, however, in no event shall this Agreement become effective until signed by an officer of Bank in California).

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as a sealed instrument as of the date first set forth above.

"Borrower"                                   "Bank"

ORAPHARMA, INC.                              SILICON VALLEY BANK, doing business
                                             as SILICON VALLEY EAST


By: /s/ Michael D. Kishbauch                 By: /s/ Phillip S. Ernst
    -----------------------------------          ---------------------------
    Michael D. Kishbauch, President, CEO              Phillip S. Ernst, VP

By: /s/ James A. Ratigan                     SILICON VALLEY BANK
    -------------------------------------
   James A. Ratigan, VP & CFO
                                             By: /s/ [ILLEGIBLE]
                                                 ---------------------------

                                             Title: Documentation Officer
                                                    -------------------------
                                             (Signed in Santa Clara County,
                                              California)

                                   EXHIBIT A
                                   ---------

     The Collateral shall consist of all right, title and interest of Borrower in and to the following:

     (a) All goods and equipment now or hereafter financed by Bank, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

     (b) All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

                                   EXHIBIT B
                                   ---------

                  LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM
                  -------------------------------------------
             DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., P.S.T.
             -----------------------------------------------------

TO: CENTRAL CLIENT SERVICE DIVISION                         DATE:_______________

FAX #: (408)____________                                      TIME:_____________

FROM:___________________________________________________________________________
BORROWER'S NAME

FROM:___________________________________________________________________________
AUTHORIZED SIGNER'S NAME

________________________________________________________________________________
AUTHORIZED SIGNATURE

PHONE:__________________________________________________________________________

FROM ACCOUNT #_________________________ TO ACCOUNT #____________________________

--------------------------------------------------------------------------------
REQUESTED TRANSACTION TYPE                   REQUEST DOLLAR AMOUNT
--------------------------                   ---------------------

PRINCIPAL INCREASE (ADVANCE)                 $__________________________________
PRINCIPAL PAYMENT (ONLY)                     $__________________________________
INTEREST PAYMENT (ONLY)                      $__________________________________
PRINCIPAL AND INTEREST (PAYMENT)             $__________________________________

OTHER INSTRUCTIONS:_____________________________________________________________
--------------------------------------------------------------------------------

All representations and warranties of Borrower stated in the Loan and Security Agreement dated as of October 10, 1997 are true, correct and complete in all material respects as of the date of the telephone request for and Advance confirmed by this Advance Request, provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.

--------------------------------------------------------------------------------
                                BANK USE ONLY:
                              TELEPHONE REQUEST:
                              ------------------

The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.

______________________________________
Authorized Requester

                              ______________________________
                              Authorized Signature (Bank)
                              Phone #_______________________

--------------------------------------------------------------------------------

                                   EXHIBIT C
                                   ---------
                          COMPLIANCE CERTIFICATE
                          ----------------------

Borrower:   OraPharma, Inc.                       Lender: Silicon Valley Bank
            1200 Route 22 East, Suite 2000                3003 Tasman Drive
            Bridgewater, New Jersey 08807                 Santa Clara, CA 95054

     The undersigned authorized officer of ORAPHARMA, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement dated as of October 10, 1997 between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending ________________ of all required conditions and terms set forth below except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true, accurate and complete in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principals (GAAP) and are consistent from one period to the next except as explained in an accompanying letter or footnotes. The Officer further expressly acknowledges Borrower may not request any borrowings at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

 Please indicate compliance status by circling Yes/No under "Complies" column

     Reporting Covenant                      Required                 Complies
     ------------------                      --------                 --------

--------------------------------------------------------------------------------
Monthly financial statements            Monthly within 30 days        Yes    No
--------------------------------------------------------------------------------
Annual (CPA Audited) FYE 12/31/96       Prior to 9/30/97              Yes    No
--------------------------------------------------------------------------------
Annual (CPA Audited) FYE 12/31/97       FYE within 90 days            Yes    No
and thereafter
--------------------------------------------------------------------------------


     Financial Covenants           Required       Actual              Complies
     -------------------           --------       ------              --------

--------------------------------------------------------------------------------
Maintain on a Monthly Basis:
--------------------------------------------------------------------------------
  Minimum TNW Ratio                2.0:1.0           :1.0              Yes    No
--------------------------------------------------------------------------------
  Minimum Liquidity Ratio          2.0:1.0           :1.0              Yes    No
--------------------------------------------------------------------------------

Comments Regarding Exceptions:



Sincerely,

________________________                         _______________________________
Signature                                                    BANK USE ONLY
                                                 Received by:___________________
________________________                         Date:__________________________
TITLE                                            Received by:___________________
                                                 Compliance Status:    Yes   No
________________________                        ________________________________
DATE

                          LOAN MODIFICATION AGREEMENT

     This LOAN MODIFICATION AGREEMENT is entered into as of December 8, 1998, by and between SILICON VALLEY BANK, a California-chartered bank with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02481, doing business under the name "Silicon Valley East ("Bank"), and ORAPHARMA, INC., a Delaware corporation with its principal place of business at 732 Louis Drive, Warminster, PA 18974 ("Borrower").

                                   RECITALS

     Borrower has borrowed money from Bank pursuant to certain Existing Loan Documents, as defined below. In consideration of certain financial accommodations from Bank, and Borrower's continuing obligations under the Existing Loan Documents, Borrower and Bank agree as follows:

                                   AGREEMENT

     1.   DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness which
          ------------------------------------
may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Loan and Security Agreement dated as of October 10, 1997 between Borrower and Bank providing for an extension of credit up to a maximum of SEVEN HUNDRED FIFTY THOUSAND AND NO/100THS DOLLARS ($750,000) (the "Loan Agreement").

     Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "indebtedness."

     2.   DESCRIPTION OF COLLATERAL. Repayment of the Indebtedness is secured
          -------------------------
pursuant to the Loan Agreement. Hereinafter, the Loan Agreement, together with all other documents securing payment of the indebtedness, shall be referred to as the "Existing Loan Documents."

     3.   DESCRIPTION OF CHANGES IN TERMS.
          -------------------------------

     3.1  Modifications to Definitions. Section 1.1 of the Loan Agreement is
          ----------------------------
hereby amended by substituting the following definitions for those set forth therein for the same terms:

          "Maturity Date" means December 9, 2002.

     3.1  Modifications to Equipment Advance Provisions. Section 2.1.1 of the
          ---------------------------------------------
Loan Agreement is hereby replaced in its entirety with the following:

          2.1.1   Equipment Advances.
                  ------------------

          (a) Subject to and upon the terms and conditions of this Agreement, at any time from the date hereof through DECEMBER
          31, 1998 (the "Equipment Availability End Date"), Bank agrees to make advances (each an "Equipment Advance" and collectively, the "Equipment Advances") to Borrower in an aggregate outstanding amount not to exceed the Committed
          Equipment Line. To evidence the Equipment Advance or
          Equipment Advances, Borrower shall deliver to Bank, at the time of each Equipment Advance request, an invoice for the equipment to be purchased or financed. The Equipment Advances shall be used only to purchase or finance Equipment purchased after June 30, 1997 and shall not exceed ONE
          HUNDRED Percent (100%) of the invoice amount of such equipment approved from time to time by Bank, excluding taxes, shipping, warranty charges, freight discounts and installation expense. Software may, however, constitute up to FIFTEEN percent (15%) of aggregate Equipment Advances. Tenant improvements may constitute no more than THIRTY FIVE percent (35%) of aggregate Equipment Advances.

          (b) Interest shall accrue from the date of each Equipment Advance at the rate specified in Section 2.2(a), and shall be payable monthly for each month through the month in which the Equipment Availability End Date falls. Any Equipment Advances that are outstanding on December 31, 1997 will be payable in FORTY EIGHT (48) equal monthly installments of principal, plus all accrued interest, beginning on January 9, 1998 and ending on December 9, 2001. Any Equipment Advances made after December 31, 1997 that are outstanding on March 31, 1998 will be payable in FORTY EIGHT (48) equal monthly installments of principal, plus all accrued interest, beginning on April 9, 1998 and ending on March 9, 2002. Any Equipment Advances made after March 31, 1998 that are outstanding on June 30, 1998 will be payable in FORTY EIGHT (48) equal monthly installments of principal, plus all accrued interest, beginning on July 9, 1998 and ending on June 9, 2002. Any Equipment Advances made after June 30, 1998 that are outstanding on October 9, 1998 will be payable in FORTY EIGHT (48) equal monthly installments of principal, plus all accrued interest, beginning on November 9, 1998 and ending on October 9, 2002. Any Equipment Advances made after October 9, 1998 that are outstanding on December 31, 1998 will be payable in FORTY EIGHT (48) equal monthly installments of principal, plus all accrued interest, beginning on January 9, 1999 and ending on the Maturity Date. Equipment Advances, once repaid, may not be reborrowed.

          (c) When Borrower desires to obtain an Equipment Advance, Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Pacific time one
          (1) Business Day before the day on which the Equipment Advance is to be made. Such notice shall be substantially in the form of Exhibit B. The notice shall be signed by a Responsible Officer or its designee and include a copy of the invoice(s) for the Equipment to be financed.

     4.   WAIVER OF PRIOR DEFAULT. Bank hereby waives Borrower's delivery of its
          -----------------------
FYE 12/31/97 financial statements prior to December 31, 1998.

     5.   CONDITIONS PRECEDENT TO FURTHER ADVANCES. The obligation of Bank to
          ----------------------------------------
make further advances to Borrower under this line is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank the following:

          (a) this Loan Modification Agreement duly executed by Borrower,

          (b) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

     6.   CONSISTENT CHANGES. The Existing Loan Documents are hereby amended
          ------------------
wherever necessary to reflect the changes described in this Loan Modification Agreement.

     7.   NO DEFENSES OF BORROWER. Borrower agrees that as of this date, it has
          -----------------------
no defenses against any of the obligations to pay any amounts under the Indebtedness.

     8.   CONTINUING VALIDITY. Borrower understands and agrees that (i) in
          -------------------
modifying the Existing Loan Documents, Bank is relying upon Borrower's representations, warranties and agreements, as set forth in the Existing Loan Documents, (ii) except as expressly modified pursuant to this Loan Modification Agreement (including the effects of Section 6 hereof), the Existing Loan Documents remain unchanged and in full force and effect, (iii) Bank's agreement to modify the Existing Loan Documents pursuant to this Loan Modification Agreement shall in no way obligate Bank to make any future modifications to the Existing Loan Documents, (iv) it is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of the Existing Loan Documents, unless a party is expressly released by Bank in writing, (v) no maker, endorser or guarantor will be released by virtue of this Loan Modification Agreement, and
(vi) the terms of this Section 8 apply not only to this Loan Modification Agreement but also to all subsequent loan modification agreements, if any.

     9.   CHOICE OF LAW AND VENUE; JURY TRAIL WAIVER.  The laws of the
          ------------------------------------------
Commonwealth of Massachusetts shall apply of this Agreement. BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON BANK CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, BORROWER ACCEPTS JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA. BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRAIL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

     10.  EFFECTIVENESS. This Agreement shall become effective only when it
          -------------
shall have been executed by Borrower and Bank (provided, however, in no event shall this Agreement become effective until signed by an officer of Bank in California).

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as a sealed instrument as of the date first set forth above.

"Borrower"                                   "Bank"

ORAPHARMA, INC.                              SILICON VALLEY BANK, doing business
                                             as SILICON VALLEY EAST

By: /s/ Michael D. Kishbauch,                By: _______________________________
   ------------------------------------
   Michael D. Kishbauch, President, CEO          Philip S. Ernst, VP


                                             SILICON VALLEY BANK

By: /s/ James A. Ratigan                     By: _______________________________
   -----------------------------------
        James A. Ratigan, VP & CFO
                                             Title: ____________________________
                                             (Signed in Santa Clara County,
                                              California)

                   [LETTER HEAD OF WHITE & MCDERMOTT, P.C.]


                                 July 21, 1999

     James A. Ratigan, VP & CFO
     OraPharma, Inc.
     732 Louis Drive
     Warminister, PA 18974

     Dear Jim:

            Enclosed, please find for your files a fully-executed original of the Loan Modification Agreement with Silicon Valley Bank.

                                 Yours sincerely,

                                 /s/ John L. Koenig
                                 ------------------

                                 John L. Koenig



Encl.

                          LOAN MODIFICATION AGREEMENT

     This LOAN MODIFICATION AGREEMENT is entered into as of June 30, 1999, by and between SILICON VALLEY BANK, a California-chartered bank with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02481, doing business under the name "Silicon Valley East ("Bank"), and ORAPHARMA, INC., a Delaware corporation with its principal place of business at 732 Louis Drive, Warminster, PA 18974 ("Borrower").

                                   RECITALS

     Borrower has borrowed money from Bank pursuant to certain Existing Loan Documents, as defined below. In consideration of certain financial accommodations from Bank, and Borrower's continuing obligations under the Existing Loan Documents, Borrower and Bank agree as follows:

                                   AGREEMENT

     1.   DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness which
          ------------------------------------
may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to among other documents, a Loan and Security Agreement dated as of October 10, 1997 between Borrower and Bank providing for an extension of credit up to a maximum of SEVEN HUNDRED FIFTY THOUSAND AND NO/100THS DOLLARS ($750,000)(the "Loan Agreement") as amended by a Loan Modification Agreement dated as of December 8, 1998.

     Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

     2.   DESCRIPTION OF COLLATERAL. Repayment of the Indebtedness is secured
          -------------------------
pursuant to the Loan Agreement. Hereinafter, the Loan Agreement, together with all other documents securing payment of the Indebtedness, shall be referred to as the "Existing Loan Documents"

     3.   DESCRIPTION OF CHANGES IN TERMS.
          -------------------------------

     3.1  Modifications to Definitions. Section 1.1 of the Loan Agreement is
          ----------------------------
hereby amended by substituting the following definitions for those set forth therein for the same terms:

          "Credit Extension" means each Equipment Advance, 1999
          Equipment Advance or any other extension of credit by Bank for the benefit of Borrower hereunder.

          "1999 Committed Equipment Line" means a credit extension of up to ONE MILLION AND NO/100THS Dollars ($1,000,000).

          "1999 Equipment Advance" has the meaning set forth in
          Section 2.1.2.

          "Maturity Date" means December 9, 2002.

     3.2  Addition of 1999 Committed Equipment Line. Section 2.1.2 is hereby
          -----------------------------------------
added to the Loan Agreement as follows:

          2.1.2 1999 Equipment Advances.
                -----------------------

          (a) Subject to and upon the terms and conditions of this Agreement, at any time from the date hereof through June 30, 2000, Bank agrees to make advances (each a "1999
          Equipment Advance" and collectively, the "1999 Equipment
          Advances") to Borrower in an aggregate outstanding amount not to exceed the 1999 Committed Equipment Line. To evidence the 1999 Equipment Advance or 1999 Equipment Advances, Borrower shall deliver to Bank, at the time of each 1999 Equipment Advance request, an invoice for the equipment to be purchased or financed The 1999 Equipment Advances shall be used only to purchase or finance Equipment purchased after March 31, 1999 and shall not exceed ONE HUNDRED Percent (100%) of the invoice amount of such equipment approved from time to time by Bank, excluding taxes, shipping, warranty charges, freight discounts and installation expenses. Software and taxes, shipping, warranty charges, freight discounts and installation expenses may, however, constitute up to TWENTY-FIVE percent (25%), but no more than TWO HUNDRED FIFTY THOUSAND AND NO/100THS DOLLARS ($250,000), of aggregate 1999 Equipment Advances.

          (b) Interest shall accrue from the date of each 1999 Equipment Advance at the rate specified in Section 2.2(a), and shall be payable monthly for each month through JUNE 30, 2000. Any 1999 Equipment Advances that are outstanding on September 30, 1999 will be payable in FORTY EIGHT (48) equal monthly installments of principal, plus all accrued interest, beginning on October 9, 1999 and ending on September 9, 2003. Any 1999 Equipment Advances made after September 30, 1999 that are outstanding on December 31, 1999 will be payable in FORTY EIGHT (48) equal monthly installments of principal, plus all accrued interest, beginning on January 9, 2000 and ending on December 9, 2003. Any 1999 Equipment Advances made after December 31, 1999 that are outstanding on March 31, 2000 will be payable in FORTY EIGHT (48) equal monthly installments of principal, plus all accrued interest, beginning on April 9, 2000 and ending on March 9, 2004. Any 1999 Equipment Advances made after March 31, 2000 that are outstanding on June 30, 2000 will be payable in FORTY EIGHT (48) equal monthly installments of principal, plus all accrued interest, beginning on July 9, 2000 and ending on June 9, 2004. 1999 Equipment Advances, once repaid, may be reborrowed.

          (c) When Borrower desires to obtain a 1999 Equipment Advance, Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Pacific time one (1) Business Day before the day on which the 1999 Equipment Advance is to be made. Such notice shall be substantially in the form of Exhibit B. The notice shall be signed by a Responsible Officer or its designee and include a copy of the invoice(s) for the Equipment to be financed.

     3.3  Modifications to Interest Rate Provisions.  Section 2.2(a) of the Loan
          -----------------------------------------
Agreement is hereby replaced in its entirety with the following:

          (a) Interest Rate. Except as set forth in Section 2.2(b), (i) any
              -------------
          Equipment Advances shall bear interest, on the average daily balance thereof, at a per annum rate equal to ONE (1.0) percentage point above the Prime Rate and (ii) any 1999 Equipment Advances shall bear interest, on the average daily balance thereof, at a per annum rate equal to THREE-QUARTERS (0.75) percentage point above the Prime Rate.

     3.4  Modifications to Financial Covenants. Sections 6.8 and 6.9 of the Loan
          ------------------------------------
Agreement are hereby replaced in their entirety with the following:

          6.8  Tangible Net Worth. Borrower shall maintain, as of the
               ------------------
          last day of each calendar month, a Tangible Net Worth Ratio of at least 2.0:1.0. Tangible Net Worth Ratio is defined as the ratio of Tangible New Worth over the total outstanding Equipment Advances and 1999 Equipment Advances pursuant to this Agreement.

          6.9  Liquidity. Borrower shall maintain, as of the last
               ---------
          calendar day of each month, a Liquidity Ratio of at least 2.0:1.0. Liquidity Ratio is defined as the ratio of cash on hand (and cash equivalents) over the total outstanding Equipment Advances and 1999 Equipment Advances pursuant to this Agreement.

     4.   FACILITY FEE.  Borrower shall pay to Bank a facility fee of FIVE
          ------------
THOUSAND DOLLARS ($5,000) as well as any out-of-pocket expenses incurred by the Bank through the date hereof, including reasonable attorneys' fees and expenses, and after the date hereof, all Bank Expenses, including reasonable attorneys' fees and expenses, as and when they become due.

     5.   CONDITIONS PRECEDENT TO FURTHER ADVANCES.  The obligation of Bank to
          ----------------------------------------
make further advances to Borrower under this line is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

          (a) this Loan Modification Agreement and the Invoice for Fees and Expenses duly executed by Borrower;

          (b)  payment of the fees and Bank Expenses then due specified in
Section 4 hereof; and

          (c) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

     6.   CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended
          ------------------
wherever necessary to reflect the changes described in this Loan Modification Agreement.

     7.   NO DEFENSES OF BORROWER.  Borrower agrees that as of this date, it has
          -----------------------
no defenses against any of the obligations to pay any amounts under the Indebtedness.

     8.   CONTINUING VALIDITY.  Borrower understands and agrees that (i) in
          -------------------
modifying the Existing Loan Documents, Bank is relying upon Borrower's representations, warranties and agreements, as set forth in the Existing Loan Documents, (ii) except as expressly modified pursuant to this Loan Modification Agreement (including the effects of Section 6 hereof), the Existing Loan Documents remain unchanged and in full force and effect, (iii) Bank's agreement to modify the Existing Loan Documents pursuant to this Loan Modification Agreement shall in no way obligate Bank to make any future modifications to the Existing Loan Documents, (iv) it is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of the Existing Loan Documents, unless a party is expressly released by Bank in writing, (v) no maker, endorser or guarantor will be released by virtue of this Loan Modification Agreement, and
(vi) the terms of this Section 8 apply not only to this Loan Modification Agreement but also to all subsequent loan modification agreements, if any.

     9.   CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.  The laws of the
          ------------------------------------------
Commonwealth of Massachusetts shall apply to this Agreement. BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON BANK CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, BORROWER ACCEPTS JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA. BORROWER AND BANK HEREBY WAIVE THEIR

RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

     10.  EFFECTIVENESS. This Agreement shall become effective only when it
          -------------
shall have been executed by Borrower and Bank (provided, however, in no event shall this Agreement become effective until signed by an officer of Bank in California).

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as a sealed instrument as of the date first set forth above.

"Borrower"                                  "Bank"

ORAPHARMA, INC.                             SILICON VALLEY BANK, doing business
                                            as SILICON VALLEY EAST


By: /s/ Michael D. Kishbauch                By:
    ------------------------------------        --------------------------------
    Michael D. Kishbauch, President, CEO        Ash Lilani, SVP


By: /s/ James A. Ratigan                    SILICON VALLEY BANK
    ------------------------------------
    James A. Ratigan, VP & CFO

                                            By: ________________________________

                                            Title: _____________________________
                                            (Signed in Santa Clara County,
                                            California)

RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

     10.  EFFECTIVENESS. This Agreement shall become effective only when it
          -------------
shall have been executed by Borrower and Bank (provided, however, in no event shall this Agreement become effective until signed by an officer of Bank in California).

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as a sealed instrument as of the date first set forth above.

"Borrower"                                  "Bank"

ORAPHARMA, INC.                             SILICON VALLEY BANK, doing business
                                            as SILICON VALLEY EAST


By: /s/ Michael D. Kishbauch                By: /s/ Ash Lilani
    ------------------------------------        --------------------------------
    Michael D. Kishbauch, President, CEO        Ash Lilani, SVP


By: /s/ James A. Ratigan                    SILICON VALLEY BANK
    ------------------------------------
    James A. Ratigan, VP & CFO

                                            By: ________________________________

                                            Title: _____________________________
                                            (Signed in Santa Clara County,
                                            California)

RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

     10.  EFFECTIVENESS. This Agreement shall become effective only when it
          -------------
shall have been executed by Borrower and Bank (provided, however, in no event shall this Agreement become effective until signed by an officer of Bank in California).

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as a sealed instrument as of the date first set forth above.

"Borrower"                                  "Bank"

ORAPHARMA, INC.                             SILICON VALLEY BANK doing business
                                            as SILICON VALLEY EAST


By: /s/ Michael D. Kishbauch                By:
    ------------------------------------        --------------------------------
    Michael D. Kishbauch, President, CEO        Ash Lilani, SVP


By: /s/ James A. Ratigan                    SILICON VALLEY BANK
    ------------------------------------
    James A. Ratigan, VP & CFO

                                            By: /s/ [ILLEGIBLE]
                                                --------------------------------
                                            Title: [ILLEGIBLE]
                                                   -----------------------------
                                            (Signed in Santa Clara County,
                                              California)

                        EQUIPMENT LINE PROMISSORY NOTE

$750,000                                                 Bridgewater, New Jersey
                                                                October 10, 1997

     FOR VALUE RECEIVED, the undersigned, ORAPHARMA, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of Silicon Valley Bank, a California-chartered bank ("Bank"), at such place as the holder hereof may designate, in lawful money of the United States of America, the aggregate unpaid principal amount of all advances ("Advances") made by Bank to Borrower in accordance with the terms of the Loan and Security Agreement between Borrower and Bank of even date herewith, as amended from time to time (the "Loan Agreement"), up to a maximum principal amount of SEVEN HUNDRED FIFTY THOUSAND AND NO/100THS Dollars ($750,000.00), until paid in full. Borrower shall also pay interest on the aggregate unpaid principal amount of such Advances at the rates and in accordance with the terms of the Loan Agreement. The entire principal amount and all accrued interest shall be due and payable on OCTOBER 9, 2002.

     Borrower irrevocably waives the right to direct the application of any and all payments at any time hereafter received by Bank from or on behalf of Borrower, and Borrower irrevocably agrees that Bank shall have the continuing exclusive right to apply any and all such payments against the then due and owing obligations of Borrower as Bank may deem advisable. In the absence of a specific determination by Bank with respect thereto, all payments shall be applied in the following order: (a) then due and payable fees and expenses; (b) then due and payable interest payments; and (c) then due and payable principal payments and optional prepayments, for which there shall be no prepayment penalty.

     Bank is hereby authorized by Borrower to endorse on Bank's books and records each Advance made by Bank under this Note and the amount of each payment or prepayment of principal of each such Advance received by Bank; it being understood, however, that failure to make any such endorsement (or any error in notation) shall not affect the obligations of Borrower with respect to Advances made hereunder, and payments of principal by Borrower shall be credited to Borrower notwithstanding the failure to make a notation (or any errors in notation) thereof on such books and records.

     Borrower promises to pay Bank all costs and expenses of collection of this
Note in accordance with the terms of the Loan Agreement and to pay all reasonable attorneys' fees incurred in such collection, whether or not there is a suit or action, or in any suit or action to collect this Note or in any appeal thereof. Borrower waives presentment, demand, protest, notice of protest, notice of dishonor, notice of nonpayment, and any and all other notices and demands in connection with the delivery, acceptance, performance, default or enforcement of this Note, as well as any applicable statutes of limitations. No delay by Bank in exercising any power or right hereunder shall operate as a waiver of any power or right. Time is of the essence as to all obligations hereunder.

     This Note is issued pursuant to the Loan Agreement, which shall govern the rights and obligations of Borrower with respect to all obligations hereunder.

     This Note shall be deemed to be made under, and shall be construed in accordance with and governed by, the laws of the Commonwealth of Massachusetts, excluding conflicts of laws principles.

     Executed as an instrument under seal.

                                        ORAPHARMA, INC.

                                        By: /s/ Michael D. Kishbauch
                                            ------------------------------------
                                            Michael D. Kishbauch, President, CEO


ATTEST  /s/ James A. Ratigan
        ---------------------------
        James A. Ratigan, VP & CFO

                        AGREEMENT TO PROVIDE INSURANCE

Grantor:    OraPharma, Inc.                     Lender:    Silicon Valley Bank
            1200 Route 22 East, Suite 2000                 3003 Tasman Drive
            Bridgewater, New Jersey 08807                  Santa Clara, CA 95054

       INSURANCE REQUIREMENTS. ORAPHARMA, INC. ("Grantor") understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodation to Grantor by Bank. These requirements are set forth in the Loan Documents. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

           Collateral:   All Inventory, Equipment and Fixtures.
           Type:         All risks, including fire, theft and liability.
           Amount:       Full insurable value.
           Basis:        Replacement value.
           Endorsement:  Loss payable clause to Bank with stipulation that coverage will not be canceled or diminished without a minimum of twenty (20) days' prior written notice to Bank.

        INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Bank. Grantor understands that credit may not be denied solely because insurance was not purchased through Bank.

        FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Bank on or before closing, evidence of the required insurance as provided above, with an effective date of October 10, 1997, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Bank may do so at Grantor's expense as provided in the applicable security document. The cost of such insurance, at the option of Bank, shall be payable on demand or shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF BANK SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

        AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Bank to provide to any person (including any insurance agent or company) all information Bank deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

        GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED OCTOBER 10, 1997.

GRANTOR:

ORAPHARMA, INC.

By: /s/ [ILLEGIBLE]
   -------------------------
        10-17-97

================================================================================
                               FOR BANK USE ONLY
                            INSURANCE VERIFICATION
DATE:                                                       PHONE:
AGENT'S NAME:
INSURANCE COMPANY:
POLICY NUMBER:
EFFECTIVE DATES:
COMMENTS:

================================================================================

          Uniform Commercial Code - FINANCING STATEMENT - Form UCC-1
                     Filed With: Secretary of State - N.Y.

This FINANCING STATEMENT is presented to a   Filing              No. of Additional
Officer for filing pursuant to the Uniform   Commercial Code.    Sheets Presented:  1   3. [_] The Debtor is a transmitting utility.
------------------------------------------------------------------------------------------------------------------------------------
 1. Debtor(s) (Last Name First) and          2. Secured Party(ies) Name(s) and          4. For Filing Officer: Date, Time, No.
    Address(es):                                Address(es)                                Filing Office

    OraPharma, Inc.                             Silicon Valley Bank
    1200 Route 22 East,                         3003 Tasman Drive
    Suite 2000                                  Santa Clara, CA 95054
    Bridgewater, NJ 08807

------------------------------------------------------------------------------------------------------------------------------------
 5. This financing Statement covers the following types (or items) of property:   6: Assignee(s) of Secured Party and Address(es)

    See Exhibit A Attached.

                                                                                  --------------------------------------------------
                                                                                  7. [_] The described crops are growing or to be
                                                                                         grown on:*
                                                                                     [_] The described goods are or are to be
                                                                                         affixed to:*
                                                                                     [_] The lumber to be cut or minerals or the
                                                                                         like (including oil and gas) is on:*
 [X] Products of the Collateral are also covered.                                        *(Describe Real Estate Below)
----------------------------------------------------------------------------------
 8. Describe Real Estate Here:  [_] This statement is to be indexed   9. Name of
                                                                                  --------------------------------------------------
                                    in the Real Estate Records:          a Record
                                                                         Owner
                                                                      --------------------------------------------------------------
 No. & Street                 Town or City                 County                   Section                 Block           Lot
------------------------------------------------------------------------------------------------------------------------------------
 10. This statement is filed without the debtor's signature to perfect a security interest in collateral (check appropriate box)
     [_] under a security agreement signed by debtor authorizing secured party to file this statement, or
     [_] which is proceeds of the original collateral described above in which a security interest was perfected, or
     [_] acquired after a change of name, identity or corporate structure of the debtor, or [_] as to which the filing has lapsed, or already subject to a security interest in another jurisdiction:
         [_] when the collateral was brought into the state, or [_] when the debtor's location was changed to this state.

  OraPharma, Inc.                                                          Silicon Valley Bank

  By /s/ James A. Ratigan                                                  By____________________________________________________
     ---------------------------------------------------
                    Signature(s) of Debtor(s)                                            Signature(s) of Secured Party(ies)
     James A. Ratigan, VP & CFO                                            Phillip S. Ernst, VP

(5/82)  STANDARD FORM - FORM UCC-1 - Approved by Secretary of State of New York

Borrower: OraPharma, Inc.                  Lender: Silicon Valley Bank
          1200 Route 22 East, Suite 2000           3003 Tasman Drive
          Bridgewater, New Jersey 08807            Santa Clara, CA 95054

                                   EXHIBIT A

     The Collateral shall consist of all right, title and interest of Borrower in and to the following:

     (a) All goods and equipment now or hereafter financed by Bank, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

     (b) All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

"Debtor"                                "Secured Party"

ORAPHARMA, INC.                         SILICON VALLEY BANK, doing business
                                        as SILICON VALLEY EAST


By: /s/ James A. Ratigan                By:
    -------------------------------         ------------------------------------
    James A. Ratigan, VP, CFO               Phillip S. Ernst, VP

          Uniform Commercial Code - FINANCING STATEMENT - Form UCC-1
                         Filed With: Westchester - NY

This FINANCING STATEMENT is presented to a Filing              No. of Additional
Officer for filing pursuant to the Uniform Commercial Code.    Sheets Presented:  2     3. [_] The Debtor is a transmitting utility.
------------------------------------------------------------------------------------------------------------------------------------
 1. Debtor(s) (Last Name First) and       2. Secured Party(ies) Name(s) and             4. For Filing Officer: Date, Time, No Filing
    Address(es):                             Address(es)                                   Office

    OraPharma, Inc.                          Silicon Valley Bank
    1200 Route 22 East,                      3003 Tasman Drive
    Suite 2000                               Santa Clara, CA 95054
    Bridgewater, NJ 08807

------------------------------------------------------------------------------------------------------------------------------------
 5. This financing Statement covers the following types (or items) of property:   6: Assignee(s), of Secured Party and Address(es)

    Collateral description on attachment

                                                                                  --------------------------------------------------
                                                                                  7. [_] The described crops are growing or to be
                                                                                         grown on:*
                                                                                     [X] The described goods are or are to be
                                                                                         affixed to:*
                                                                                     [_] The lumber to be cut or minerals or the
                                                                                         like (including oil or gas) is on:*
 [X] Products of the Collateral are also covered.                                        *(Describe Real Estate Below)
----------------------------------------------------------------------------------
 8. Describe Real Estate Here:  [X] This statement is to be indexed   9. Name of
    Cont'd                          in the Real Estate Records:          a Record --------------------------------------------------
                                                                         Owner
                                                                      --------------------------------------------------------------
 No. & Street  Cont'd         Town or City  Tarrytown      County  Westchester      Section                 Block           Lot
------------------------------------------------------------------------------------------------------------------------------------
 10. This statement is filed without the debtor's signature to perfect a security interest in collateral (check appropriate box)
     [_] under a security agreement signed by debtor authorizing secured party to file this statement, or
     [_] which is proceeds of the original collateral described above in which a security interest was perfected, or
     [_] acquired after a change of name, identity or corporate structure of the debtor, or [_] as to which the filing has lapsed or already subject to a security interest in another jurisdiction:
         [_] when the collateral was brought into the state, or [_] when the debtor's location was changed to this state.

  OraPharma, Inc.                                                          Silicon Valley Bank

  By /s/ James A. Ratigan                                                  By ____________________________________________________
     ---------------------------------------------------                                Signature(s) of Secured Party(ies)
                    Signature(s) of Debtor(s)                                 Phillip S. Ernst, VP
     James A. Ratigan, VP & CFO

        STANDARD FORM - FORM UCC-1 - Approved by Secretary of State of New York

                         ATTACHMENT TO NEW YORK UCC-1:
                           ORAPHARMA, INC. (DEBTOR)

--------------------------------------------------------------------------------


ITEMS CONTINUED FROM FORM:

8.  Describe Real Estate Here:
      Property located at 777 Old Sawmill Rivier Road, Tarrytown, New York
      10591

8.  No. & Street:
      777 Old Sawmill River Road

Borrower: OraPharma, Inc.                  Lender: Silicon Valley Bank
          1200 Route 22 East, Suite 2000           3003 Tasman Drive
          Bridgewater, New Jersey 08807            Santa Clara, CA 95054

                                   EXHIBIT A

     The Collateral shall consist of all right, title and interest of Borrower in and to the following:

     (a) All goods and equipment now or hereafter financed by Bank, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

     (b) All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

"Debtor"                                "Secured Party"

ORAPHARMA, INC.                         SILICON VALLEY BANK, doing business
                                        as SILICON VALLEY EAST


By: /s/ James A. Ratigan                By:
    -------------------------------         ------------------------------------
    James A. Ratigan, VP, CFO               Phillip S. Ernst, VP

UNIFORM COMMERCIAL CODE - FINANCING STATEMENT - FORM UCC-1 STATE OF NEW JERSEY

This FINANCING STATEMENT is presented to a Filing Officer for filing pursuant to the Uniform Commercial Code
------------------------------------------------------------------------------------------------------------------------------------
      FOR OFFICIAL USE ONLY                       Debtor(s) Name (Last Name, First) Complete Address       Maturity date (if any).
                                                                                                           ----------------------
                                                  OraPharma, Inc.
                                                  1200 Route 22 East, Suite 2000                           None
                                                                                                       -----------------------------
                                                  Bridgewater, NJ 08807                                  FOR OFFICE USE ONLY

                                                ------------------------------------------------------
                                                  Secured Party(ies) and Complete Address

                                                  Silicon Valley Bank
                                                  3003 Tasman Drive
                                                  Santa Clara, CA 95054

                                                ------------------------------------------------------
                                                  Assignee(s) of Secured Party and Complete Address



------------------------------------------------------------------------------------------------------------------------------------
This financing statement covers the following types (or items) of property:

See Exhibit A Attached.




------------------------------------------------------------------------------------------------------------------------------------
     When collateral is crops or fixtures complete this portion of form.
     a.  Description of real estate (Sufficient to identify the property)


     b.  Name and complete address of record owner.



------------------------------------------------------------------------------------------------------------------------------------

     a.  (X) Proceeds of Collateral are also covered.   b. (X) Products of Collateral are also covered.    No. of additional sheets
                                                                                                           presented. (1)
------------------------------------------------------------------------------------------------------------------------------------
     (   ) Filed with Register of Deeds and Mortgages of         County.                                   (X) Secretary of State
     (   ) Filed with the County Clerk of                                 County.
------------------------------------------------------------------------------------------------------------------------------------
                   Signature(s) of Debtor(s)                                       Signature(s) of Secured Party(ies) or Assignee(s)

OraPharma, Inc.                                                                  Silicon Valley Bank

/s/ James A. Ratigan
-----------------------------------------------------------                      ---------------------------------------------------
James A. Ratigan, VP & CFO                                                       Phillip S. Ernst, VP

FILING OFFICER COPY - This form of statement is approved by the Secretary of State of New Jersey.

Borrower: OraPharma, Inc.                  Lender: Silicon Valley Bank
          1200 Route 22 East, Suite 2000           3003 Tasman Drive
          Bridgewater, New Jersey 08807            Santa Clara, CA 95054

                                   EXHIBIT A

     The Collateral shall consist of all right, title and interest of Borrower in and to the following:

     (a) All goods and equipment now or hereafter financed by Bank, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

     (b) All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

"Debtor"                                "Secured Party"

ORAPHARMA, INC.                         SILICON VALLEY BANK, doing business
                                        as SILICON VALLEY EAST


By: /s/ James A. Ratigan                By:
    -------------------------------         ------------------------------------
    James A. Ratigan, VP, CFO               Phillip S. Ernst, VP

                                                                   -----------------------------------------------------------------
0092023003812000      PARTIES                                                              FINANCING STATEMENT
                                                                                  Uniform Commercial Code Form UCC-1
-----------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:                 IMPORTANT-Please read instructions on
  ORAPHARMA, INC.                                                               reverse side of page 4 before completing
                                                                   _________________________________________________________________
    732 LOUIS DRIVE                                                 Filing No. (stamped by      Date, Time, Filing Office (stamped
    WARMINSTER, PA 18974                                            filing officer):            by filing officer):

                                                              1
-----------------------------------------------------------------
Debtor Name (last name first if individual) and mailing address:

                                                                                                                                  5
                                                                   -----------------------------------------------------------------
                                                              1a    This Financing Statement is presented for filing pursuant to
-----------------------------------------------------------------   the Uniform Commercial Code, and is to be filed with the (check
Debtor name (last name first if individual) and mailing address:    appropriate box):
                                                                    [X] Secretary of the Commonwealth.
                                                                    [_] Prothonotary of _____________________________________ County
                                                                    [_] real estate records of ______________________________ County
                                                                                                                                  6
                                                                   -----------------------------------------------------------------
                                                              1b    Number of Additional Sheets (if any):                         7
-----------------------------------------------------------------  -----------------------------------------------------------------
Secured Party(ies) name(s) (last name first if individual) and      Optional Special Identification
for security interest information:                                  (Max. 10 Characters):                                         8
                                                                   -----------------------------------------------------------------
SILICON VALLEY BANK                                                                             COLLATERAL
                                                                   -----------------------------------------------------------------
                                                                    Identify collateral by Item and/or type:
3003 Tasman Drive                                                   SEE ATTACHED EXHIBIT "A" HERETO.
Santa Clara, CA 95054                                         2
-----------------------------------------------------------------
Assignee(s) of Secured Party name(s) (last name first if
individual) and address for security interest information:




                                                               2a
-----------------------------------------------------------------
Special Types of Parties (check if applicable):
[_] The terms "Debtor" and "Secured Party" mean "Lessee" and
"Lessor," respectively.                                                [X] (Check only if desired) Products of the collateral
                                                                       are also covered.
[_] The terms "Debtor" and "Secured Party" mean "Consignee" and                                                                   9.
                                                                   -----------------------------------------------------------------
"Consignor," respectively.                                                 Identify restated real estate, if applicable. The
                                                                           collateral is, or includes (check appropriate box(es)).
[_] Debtor is a Transmitting Utility.                               a. [_] crops growing or to be grown on -
                                                                    b. [_] goods which are or are to become fixtures on -
                                                                    c. [_] minerals or the like (including oil and gas) as
                                                                           extracted on -
                                               TRAN #3812           d. [_] accounts resulting from the sale of minerals or the like (including oil and gas) at the wellhead or
                                                               3       minehead on -
-----------------------------------------------------------------
                  SECURED PARTY SIGNATURE(S)
-----------------------------------------------------------------
                                                                    the following real estate:
This statement is filed with only the Secured Party's signature
to perfect a security interest in collateral (check applicable      Street Address:
box(es)).
                                                                    Described at: Book _______ of (check one) [_] Deeds
a. [_]  acquired after a change of name, identity or corporate      [_] Mortgages, at Page(s) __________________________________
        structure of the Debtor.                                    for _______________ County. Uniform Parcel Identifier ______
                                                                    ____________________
b. [_]  as to which the filing has lasped.                          [_] Described on Additional Sheet.
                                                                    Name of record owner (required only if no debtor has an
c. already subject to a security interest in another county in      Interest of record):
   Pennsylvania.

       [_]  when the collateral was moved to this county.

       [_]  when the Debtor's residence or place of business was
            moved to this county.                                                                                                 10
                                                                   -----------------------------------------------------------------
                                                                                               DEBTOR SIGNATURE(S)
                                                                   -----------------------------------------------------------------
d. already subject to a security interest in another                Debtor Signature(s):
   jurisdiction -                                                      ORAPHARMA, INC.

       [_]  when the collateral was moved to Pennsylvania.          1   By: /s/ James A. Ratigan              11-3-98
                                                                   -----------------------------------------------------------------
       [_]  when the Debtor's location was moved to                 1a          JAMES A. Ratigan, Vice President & CFO
            Pennsylvania.                                          -----------------------------------------------------------------

e. [_]  which is proceeds of the collateral described in block
        9, in which a security interest was previously perfected
        (also describe proceeds in block 9, if purchased with
        cash proceeds and not adequately described on the
        original financing statement).                              1b                                                            11
                                                                   -----------------------------------------------------------------
   161/PSE                                                          RETURN RECEIPT TO:

                        Secured Party Signature(s)
                (required only if box(es) is checked above):            Data File Services, Inc.
                                                                        P.O. Box 275
SILICON VALLEY BANK                                                     Van Nuys
-----------------------------------------------------------------
                                                                        CA                  Phone  800-331-3282
_________________________________________________________________
                                                                        91408-2750          Fax    818-909-4717
_________________________________________________________________
                                                               4                                                                  12
------------------------------------------------------------------------------------------------------------------------------------
FILING OFFICE ORIGINAL

Borrower: Orapharma, Inc.                  Lender: Silicon Valley Bank
          732 Louis Drive                          3003 Tasman Drive
          Warminster, PA 18974                     Santa Clara, CA 95054

                                   EXHIBIT A
                                   ---------

     The Collateral shall consist of all right, title and interest of Borrower in and to the following:

     (a) All goods and equipment now or hereafter financed by Bank, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any for the foregoing, wherever located;

     (b) All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

"Debtor"                                "Secured Party"

ORAPHARMA, INC.                         SILICON VALLEY BANK, doing business as
                                        SILICON VALLEY EAST


By: /s/ James A. Ratigan                By:_____________________________________
    -------------------------------
Name: James A. Ratigan                  Name:___________________________________
      -----------------------------
Title: Vice President & CFO             Title:__________________________________
      -----------------------------

[Letterhead of Silicon Valley East]

November 2, 1998

James Ratigan
Orapharma, Inc.
732 Louis Drive
Warminister, PA 18974

Re: UCC 3- Change of address

Dear James:

Enclosed please find two UCC filings which reflect your new address. Please execute each filing and return them to my attention.

Should you have any questions please feel free to contact me at 781-431-9320.

Thank you.


Sincerely,

/s/ Brandi Harry

Brandi Harry
Loan Service Officer